UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 18, 2019

GANNETT CO., INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia		22107-0910
(Address of principal executive offices)		(Zip Code)
(703) 854-6000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective March 18, 2019, Gannett Co., Inc. (the "Company") appointed Barbara W. Wall, age 64, as its Chief Operating Officer on an interim basis.  In this role, Ms. Wall will report to the Company's Chief Executive Officer. Ms. Wall has served as the Company's Senior Vice President and Chief Legal Officer since 2015. She previously had served as Vice President & Senior Associate General Counsel since 2009 after joining the legal staff in 1985. Ms. Wall will continue in her role as Senior Vice President and Chief Legal Officer. Effective March 18, 2019, Ms. Wall entered into a letter agreement with the Company regarding her new role as interim Chief Operating Officer (the "Letter Agreement"). Pursuant to the Letter Agreement, Ms. Wall will receive additional compensation of $20,770 per bi-weekly paycheck, subject to applicable taxes and withholdings (approximately $45,000 per month), during the period in which she serves as Chief Operating Officer. Other than this additional cash compensation, her current compensation and associated benefits will remain the same.  A copy of the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.
Elizabeth A. Allen, the Company's current Vice President, Associate General Counsel and Secretary, has been appointed General Counsel. On March 18, 2019, Robert J. Dickey, the Company's CEO and President, circulated a letter to Gannett employees regarding the new appointments of Ms. Wall and Ms. Allen, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Letter Agreement, by and between Gannett Co., and Barbara W. Wall, effective March 18, 2019
99.1	Letter to Gannett Employees from Robert J. Dickey, dated March 18, 2019, regarding the new appointments of Barbara W. Wall and Elizabeth A. Allen

SIGNATURE
Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: March 18, 2019	By:	/s/ Barbara W. Wall
Barbara W. Wall
Interim Chief Operating Officer, Senior Vice President and Chief Legal Officer